SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

UAM Funds Trust - SEC File Nos. 33-79858, 811-8544
(Name of Registrant as Specified In Its Charter)

 ............................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                                UAM Funds Trust
                              825 Duportail Road
                          Wayne, Pennsylvania  19087
                           1-877-UAM-Link (826-5465)


January 5, 2001


Dear Shareholder:

I am writing to all shareholders of the Chicago Asset Management
Value/Contrarian Portfolio (the "Fund") to inform you of a meeting of shareholders to be held on January 26, 2001. Before that meeting, I would like your vote on the important issues affecting the Fund as described in the attached proxy statement. This is a very important meeting that has been called to consider five proposals requiring your vote as a shareholder.

The proxy statement includes proposals relating to the reclassification of the Fund's investment objective, the adoption of standardized fundamental investment restrictions for the Fund, the ratification of interim advisory agreements and the approval of an investment advisory agreement for the Fund. More specific information about all the proposals is contained in the proxy statement, which you should consider carefully.

The Board of Trustees of your fund have unanimously approved the proposals and recommends that you vote FOR all of the proposals described within this document.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and vote by signing and returning your proxy card in the enclosed postage-paid envelope today.

If we do not receive your completed proxy card after several weeks, you may be contacted by a representative of the UAM Fund who will remind you to vote your shares.

We thank you for taking this matter seriously and participating in this important process.

Sincerely,



/s/ James F. Orr, III
James F. Orr, III
Chairman

              IMPORTANT NEWS FOR SHAREHOLDERS OF UAM FUNDS TRUST

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Chicago Asset Management Value/Contrarian Portfolio (the "Fund") that requires a shareholder vote.



                         Q & A:  QUESTIONS AND ANSWERS

Q.   What Is Happening?

A. United Asset Management Corporation ("UAM"), the parent company of Chicago Asset Management Company ("CAMCO"), the Fund's adviser, entered into an agreement with Old Mutual plc ("Old Mutual") and OM Acquisition Corp. ("OMAC"), a wholly owned subsidiary of Old Mutual, pursuant to which Old Mutual made a tender offer for the outstanding shares of UAM, and OMAC merged with UAM (the "Old Mutual Transaction"). The Old Mutual Transaction was consummated on September 26, 2000. Old Mutual is a United Kingdom-based financial services group with a substantial life assurance business in South Africa and an integrated, international portfolio of activities in asset management, banking and general insurance. Following completion of that transaction, certain senior officers of CAMCO proposed to acquire CAMCO from Old Mutual (the "CAMCO Transaction"). The CAMCO Transaction will be consummated on December 31, 2000. As a result of the Old Mutual Transaction, there was a change in the ownership of UAM and, indirectly, CAMCO, and as a result of the CAMCO Transaction, there was another change in ownership of CAMCO, the adviser to the Fund. We want to reassure you that while the ownership of CAMCO has changed, the persons responsible for the day to day management of the Fund has not changed. The following pages give you additional information about Old Mutual, CAMCO and the matters on which you are being asked to vote. The Trustees of the Fund, including those who are not affiliated with UAM Funds Trust, UAM, Old Mutual, CAMCO or their respective affiliates unanimously recommend that you vote FOR these proposals.

Q.   Why Did You Send Me This Booklet?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and a proxy card - because you have the right to vote on the important proposals concerning your investment in the Fund, a portfolio of UAM Funds Trust (the "Trust").

Q. Why Am I Being Asked To Vote On Interim and Proposed New Advisory Agreements In Proposals No. 3, 4 and 5?

A. The Investment Company Act of 1940, which regulates investment companies such as the Trust, requires a vote whenever there is a change in control of an investment company's adviser. Upon a change of control, the advisory agreement between the investment adviser and the investment company terminates. In anticipation of the Old

     Mutual Transaction and the resultant termination of the advisory agreement, the Board of the Trust on August 4, 2000 approved an interim advisory agreement under which CAMCO would continue to serve as investment adviser. CAMCO served as investment adviser under this Interim Advisory Agreement from September 26, 2000 to December 31, 2000. Similarly, in anticipation of the CAMCO Transaction and the resultant termination of the interim advisory agreement, the Board of the Trust approved another interim advisory agreement under which CAMCO would continue to serve as investment adviser. CAMCO has served as investment adviser under this second interim advisory agreement since December 31, 2000. Compensation earned by CAMCO between the termination of an advisory contract and shareholder ratification of the interim advisory agreements and shareholder approval of a new investment advisory agreement is held in an interest-bearing escrow account for a period of up to 150 days from the termination of an advisory agreement. In order for CAMCO to receive all of the advisory fees under the interim advisory agreement, shareholders must ratify the interim advisory agreements and approve the new advisory agreement. Except for the time periods covered by the agreements, the interim and new advisory agreements are identical in all material respects to the advisory agreement which existed prior to the Old Mutual Transaction and the Fund's advisory fee rate will remain unchanged.

Q. What Happens If An Interim Agreement is not Ratified or the New Advisory Agreement Is Not Approved?

A. If the shareholders of the Fund do not ratify the interim advisory agreements, CAMCO will be paid the lesser of the costs incurred in performing its services under the interim advisory agreements or the total amount in the escrow account, plus the interest earned. If the shareholders of the Fund do not approve the new advisory agreement with CAMCO, the Board of Trustees will take such further action as they deem in the best interests of the shareholders of the Fund.

Q.   What Else Am I Being Asked To Vote On?

A. In addition to voting on the proposed new advisory agreement, shareholders of the Fund are being asked to consider the following items:

     .    to reclassify the investment objective of the Fund to non-fundamental.

     . to adopt standardized fundamental investment restrictions by revising the current fundamental investment restrictions.

Q.   How Did The Old Mutual and CAMCO Transaction Affect Me?

A. UAM and CAMCO have each assured the Board that there will be no reduction in the nature or quality of its services to the Fund as a result of the Old Mutual or CAMCO Transactions.

Q.   How Does The Fund's Board Of Trustees Recommend That I Vote?

A. After careful consideration, the Board of the Trust, including those Trustees who are not affiliated with the Trust, UAM or its affiliated companies and Old Mutual and its affiliated companies and CAMCO, recommend that you vote FOR all of the proposals on the enclosed proxy card.

Q.   Whom Do I Call For More Information Or To Place My Vote?

A. You may provide the Trust with your vote via mail. If you need more information on how to vote, or if you have any questions, please call your fund's information agent at
     1-877-826-5465.

  Your Vote Is Important And Will Help Avoid The Additional Expense Of Another
                                 Solicitation.

                  Thank You For Promptly Recording Your Vote.

                                UAM Funds Trust
                              825 Duportail Road
                          Wayne, Pennsylvania  19087
                           1-877-UAM-Link (826-5465)


                       NOTICE OF MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 26, 2001

NOTICE IS HEREBY GIVEN that a meeting (the "Meeting") of shareholders of Chicago Asset Management Value/Contrarian Portfolio, a series of a UAM Funds Trust, will be held on January 26, 2001 at 9:00 a.m. Eastern Time at the offices of UAM Fund Services, Inc. 211 Congress Street, Boston, MA 02110 for the following purposes:

1. To approve the proposed reclassification of the investment objective of the Fund from fundamental to non-fundamental.

2. To approve the adoption of standardized fundamental investment restrictions by revising the current fundamental investment restrictions of the Fund.

3. To ratify the interim advisory agreement implemented as a result of the Old Mutual Transaction.

4. To ratify the interim advisory agreement implemented as a result of the CAMCO Transaction.

5.   To approve a new investment advisory agreement for the Fund.

6. To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on December 21, 2000, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person. You may change your vote even though a proxy has already been returned by written notice to the UAM Funds Trust, by submitting a subsequent proxy using the mail or by voting in person at the meeting.

By Order of the Board of Trustees of UAM Funds Trust


/s/ Linda T. Gibson
Linda T. Gibson
Secretary

Boston, Massachusetts
January 5, 2001

                                UAM Funds Trust

                              825 Duportail Road
                          Wayne, Pennsylvania  19087
                           1-877-UAM-Link (826-5465)

                                PROXY STATEMENT
                      SPECIAL MEETING OF SHAREHOLDERS OF

              Chicago Asset Management Value/Contrarian Portfolio

                        TO BE HELD ON  JANUARY 26, 2001

This proxy statement is furnished in connection with the solicitation by the Board of Trustees of UAM Funds Trust (the "Trust") for the meeting of shareholders of Chicago Asset Management Value/Contrarian Portfolio (the "Fund") to he held at the offices of UAM Fund Services, Inc. 211 Congress Street, Boston, MA 02110 on January 26, 2001 at 9:00 a.m., and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on December 21, 2000 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about January 5, 2001.

As used in this proxy statement, the Trust's board of trustees is referred to as a "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because they are affiliated with one of the Trust's investment advisers, United Asset Management Corporation or the Trust's principal underwriter. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE
--------------------------------------------------------------------------------

     The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person.
     Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person. At any time before the Meeting, you may change your vote even though a proxy has already been returned by written notice to the Trust, by mail, submitting a subsequent proxy, or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Trust at 1-877-826-5465.

     The Fund expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of UAM or its affiliates, who will not receive any compensation therefore from the Fund. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by CAMCO or United Asset Management -not the Fund. Such costs are estimated to be
                              ---
     approximately $13,000.

     All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present; however, they will have no effect on the outcome of the vote to approve any Proposal requiring a vote based on the percentage of shares actually voted. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any Proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the Proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the Proposal is approved. Unmarked voting instructions will be voted in favor of the proposals.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

Required Vote

     The approval of each proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of
     (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

PROPOSAL 1 - RECLASSIFICATION OF THE FUND'S INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL
--------------------------------------------------------------------------------

Reclassification Of Fundamental Investment Objective As Non-fundamental

     The 1940 Act does not require an investment company's investment objective to be classified as "fundamental." A fundamental investment objective may be changed only by vote of the investment company's shareholders. In order to provide the Fund's investment adviser with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Trustees have approved the reclassification from fundamental to non-fundamental of the Fund's investment objective. If the reclassification of the investment objective is approved by shareholders, shareholders will forego the right to approve future revisions to the Fund's investment objective, and the Trustees will have authority to change a non-fundamental investment objective at any time, with proper notice to shareholders.

     The investment objective of the Fund is to seek capital appreciation by investing in the common stock of large companies. The reclassification from fundamental to non-fundamental will not alter the Fund's investment objective. If, at any time in the future, the Trustees approve a change in the Fund's non-fundamental investment objective, shareholders of the Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, shareholders would not be asked to approve such change.

     If the reclassification of the Fund's investment objective from fundamental to non-fundamental is not approved by shareholders, it will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

Recommendation of Trustees

     The Trustees have reviewed and considered the proposed reclassification of the Fund's investment objective from fundamental to non-fundamental, and believe that the Fund will benefit in the current regulatory environment by allowing the Trustees to revise the Fund's objective without shareholder approval and oversight. The Trustees believe they can discharge their responsibilities to shareholders by closely overseeing management's investment activities and ability to respond to market, industry or regulatory changes as these changes affect the Fund and its investment objective. At a meeting of the Trustees held on August 4, 2000, the Trustees voted to approve the reclassification of the investment objective of the Fund currently classified as fundamental to non-fundamental.

     The Trustees Recommend That Shareholders Vote To Approve Proposal 1.

PROPOSAL 2 - CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------------------------------

Adoption of Standardized Investment Restrictions (Proposals 2A-2H)

     The 1940 Act requires an investment company to have adopted certain specified investment policies ("Restrictions"), which can be changed only by a shareholder vote. Those policies are often referred to as "fundamental" policies. In the past, fundamental policies were adopted by the Trust to reflect regulatory, business or industry conditions that were in effect at the time the particular action was taken. However, over time many fundamental policies with respect to particular matters differ from one UAM Fund to the next. Because of the opportunity afforded by this Meeting, the Trustees have reviewed the Fund's fundamental policies with the goal of simplifying, modernizing and making consistent as far as possible the fundamental policies of the Fund with all of the other portfolios of the Trust.

     The text and a summary description of each proposed change to the Fund's fundamental restrictions are set forth below. If approved by the Fund's shareholders at the Meeting, the proposed changes to the Fund's fundamental restrictions will be adopted by the Fund. The Fund's Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting. If the shareholders of the Fund fail to approve any proposed fundamental policy, the current policy will remain in effect.

     Proposal 2A. Diversification of Investments. Under the current
     -------------------------------------------
     diversification policy, the Fund may not, with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities) or purchase more than 10% of any class of the outstanding voting securities of any issuer. The Board recommends that the Fund's current fundamental policy on diversification be replaced with the following fundamental investment restriction:

          The Fund may not make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     The proposed diversification policy does not differ in substance from the current diversification policies, but serves to simplify the current fundamental policy. The 1940

     Act currently prohibits a diversified investment company from investing more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase. The 1940 Act also currently prohibits a diversified investment company from investing in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations only apply to 75% of the investment company's assets and do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The 1940 Act does not impose any investment limitations on a non-diversified investment company. However, a non-diversified investment company must comply with the diversification requirements of the Internal Revenue Code. Currently the Internal Revenue Code permits an investment company to invest 50% of its total assets in two issuers (i.e., 25% each) and, with respect to 50% of its total assets, requires the investment company to be diversified under the 5% of assets and 10% of voting securities tests described above.

     Proposal 2B.  Borrowing.  Under its current fundamental policy on
     -----------------------
     borrowing, the Fund may not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Fund's gross assets valued at the lower of market or cost. To simplify and modernize the Fund's current fundamental policy on borrowing and the issuance of senior securities, the Board recommends that shareholders vote to approve the following fundamental policy:

          The Fund may not borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

     The primary purpose of the proposed change is to standardize the Fund's current restriction and conform it to the current regulatory requirements and the evolving market environment. Under the 1940 Act, an investment company may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed). An investment company may also borrow up to an additional 5% of its total assets for temporary purposes. The 1940 Act prohibits an investment company from purchasing securities on margin, participating in a joint trading account or effecting a short sale of any security in contravention of SEC rules, regulations or orders. The SEC has issued no rules, regulations or orders. The SEC staff, however, has taken the position that opening a margin account, which is required to effect the short sales, is a borrowing by an investment company and not from a bank, as is required by the 1940 Act. Therefore, it is proposed that the Fund preserve the right to margin, participate in joint trading accounts and engage in short sales to the extent permitted by SEC staff interpretations and subject to any guidelines adopted by the Board.

     Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund. However, adoption of the proposed policy will allow the Fund to respond to legal, regulatory and market developments that may make the use of permissible borrowings and the issuance of senior securities advantageous to the Fund and its shareholders.

     Proposal 2C.  Issuing of Senior Securities.  Under its current fundamental
     ------------------------------------------
     policy on senior securities, the Fund may not issue senior securities, as defined in the 1940 Act, except that the restriction shall not be deemed to prohibit the Fund from making permitted borrowings, mortgages or pledges or entering into options, futures or repurchase transactions. To simplify and modernize the Fund's current fundamental policy on the issuance of senior securities, the Board recommends that shareholders vote to approve the following fundamental policy:

          The Fund may not issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     The proposed policy will also allow the Fund to issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally considered to be an obligation of an investment company that has a claim to the investment company's assets or earnings that takes precedence over the claims of the investment company's shareholders. The 1940 Act generally prohibits mutual funds from issuing any senior securities with limited exceptions; however, under current SEC staff interpretations, investment companies are permitted to engage in certain types of transactions that might be considered to involve the issuance of "senior securities" as long as certain conditions are satisfied. The Fund currently engages, and would engage, in transactions that could be considered to involve the issuance of "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

     Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund. However, adoption of the proposed policy will allow the Fund to respond to legal, regulatory and market developments that may make the use of permissible borrowings and the issuance of senior securities advantageous to the Fund and its shareholders.

     Proposal 2D.  Underwriting.  Under its current fundamental policy on
     --------------------------
     underwriting, the Fund may not underwrite securities of other issuers. The Board recommends that shareholders vote to replace the current fundamental policy on concentration with the following fundamental policy:

          The Fund may not underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     The primary purpose of the Proposal is to eliminate minor differences in the wording of the Fund's current fundamental policy on underwriting to achieve uniformity with the fundamental policy of other UAM Funds and to avoid unintended limitations or interpretations. Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

     Proposal 2E.  Industry Concentration.  The Fund's current policy on
     ------------------------------------
     industry concentration prohibits the Fund from investing more than 25% of its assets in companies within a single industry. The current policy does not apply to investments in instruments issued or guaranteed by the U.S. Government and its agencies. The Board recommends that shareholders vote to replace the Fund's current fundamental policy on industry concentration with the following fundamental policy:

          The Fund may not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the SEC takes the position that investment of more than 25% of an investment company's assets in an industry constitutes concentration. If the Fund's fundamental policy prohibits the Fund from concentrating in an industry, the Fund may not invest more than 25% of its assets in the applicable industry unless it discloses the specific conditions under which it will change its concentration policy. The Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the SEC, or some combination thereof. Because the Fund may create its own reasonable industry classifications, the Board believes that it is not necessary to include such matters in the fundamental policy of the Fund. Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

     Proposal 2F.  Investment in Real Estate.  Under its current fundamental
     ---------------------------------------
     investment policy regarding investments in real estate, the Fund may not purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate. The Board recommends that the current fundamental policy of the Fund be replaced with the following fundamental investment policy:

          The Fund may not purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate, and (3) that the Fund may purchase securities secured by real estate or interests therein.

     The proposed fundamental policy regarding investments in real estate is not materially different from the current comparable policy except that the policy has been reworded and clarified. The primary purpose of the Proposal is to eliminate minor differences in the wording of the Fund's current fundamental policy on investments in real estate to achieve greater uniformity among all of the UAM Funds' fundamental policies with respect to investments in real estate, and to avoid unintended limitations resulting from different interpretations of the policy. Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

     Proposal 2G.  Commodities.  The Fund has a current fundamental investment
     -------------------------
     policy prohibiting the Fund from investing in physical commodities or contracts on physical commodities. The Board recommends that the current fundamental policy of the Fund be replaced with the following fundamental investment policy:

          The Fund may not purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     The proposed fundamental policy regarding investments in commodities is not materially different from the current comparable policy except that the policy has been reworded and clarified. The primary purpose of the Proposal is to eliminate minor differences in the wording of the Fund's current fundamental policy on investments in commodities to achieve greater uniformity among all of the Funds' fundamental policies with respect to investments in commodities, and to avoid unintended limitations resulting from different interpretations of the Fund's policy. Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

     Proposal 2H.  Lending.  The current fundamental policy on loans for the
     ---------------------
     Fund prohibits the making of loans, except (i) by purchasing debt securities in accordance with its investment objectives and policies, (ii) entering into repurchase agreements or (iii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder. The Board recommends that the shareholders vote to replace the Fund's current fundamental policy on loans with the following fundamental investment policy:

          The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

     The proposed policy, unlike the Fund's current policy, does not specify the particular types of lending in which the Fund is permitted to engage; instead, the proposed policy permits the Fund to lend only in a manner and to an extent in accordance with applicable law. Subject to the receipt of any necessary regulatory approval and Board authorization, the fund may enter into certain lending arrangements that would benefit the Fund and its shareholders. The proposed policy would provide the Fund with greater flexibility and maximize the Fund's lending capabilities, thereby allowing the Fund to respond more effectively to regulatory, industry and market developments. Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

Recommendation of Trustees

     The Trustees have reviewed the potential benefits associated with the proposal to standardize the Fund's fundamental restrictions (Proposals 2A through 2H). The Board had concurred with management and believes that simplifying the Fund's fundamental restrictions will enhance management's ability to manage the Fund's assets more efficiently in changing regulatory and investment environments, and permit management and the Board to review and monitor investment policies more easily. In addition, the proposed changes to the fundamental investment restrictions of the Fund will assist the Fund in making required regulatory filings in a more efficient and cost-effective manner. The proposed changes in fundamental restrictions will allow the Fund greater investment flexibility to respond to future investment opportunities. The Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in the Fund.

     The Trustees voted to approve each of these Proposals at a meeting held for that purpose on August 4, 2000.

     The Trustees Unanimously Recommend that Shareholders of Each Fund Vote to
                           Approve Proposals 2A-2H.


PROPOSALS 3, 4 AND 5 - APPROVAL OF INTERIM ADVISORY AGREEMENTS AND A NEW
------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT
-----------------------------

Introduction

     Chicago Asset Management Company ("CAMCO"), located at 70 West Madison Street, 56th Floor, Chicago, Illinois 60002, has served as investment adviser of the Fund since its inception (December 16, 1994). Prior to the Old Mutual Transaction (as defined below), CAMCO served as adviser of the Fund pursuant to an investment advisory contract dated August 26, 1994 (the "Advisory Contract"). The Advisory Contract was approved at the Fund's inception by the Fund's initial shareholder. The Advisory Contract was last approved by the Board on August 4, 2000. The Advisory Contract terminated as a result of the acquisition of United Asset Management Corporation ("UAM") by Old Mutual plc ("Old Mutual") on September 26, 2000 (the "Old Mutual Transaction"). In anticipation of the Old Mutual Transaction, the Board on August 4, 2000 approved an interim advisory agreement which would allow CAMCO to continue to serve as investment adviser to the Fund (the "First Interim Agreement") after the consummation of the Old Mutual Transaction. This First Interim advisory agreement terminated on December 31, 2000 as a result of the purchase by senior officers of CAMCO from Old Mutual (the "CAMCO Transaction"). In anticipation of the CAMCO Transaction the Board approved on December 14, 2000 a second interim investment advisory agreement to allow CAMCO to continue to serve as investment adviser to the Fund (the "Second Interim Agreement") after consummation of the CAMCO Transaction. CAMCO currently serves as adviser pursuant to the Second Interim Agreement. Each of these interim advisory agreements is currently proposed for shareholder ratification. Until December 31, 2000, CAMCO was a subsidiary of UAM, a Delaware corporation. UAM's address is One International Place, Boston, Massachusetts 02110. UAM is also the parent company of the Fund's administrator, distributor and shareholder servicing agent.

     Consummation of the Old Mutual and CAMCO Transactions resulted in a change of control of CAMCO and constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's Advisory Contract and First Interim Agreement, respectively. As required by the 1940 Act, the Fund's Advisory Contract and First Interim Agreement automatically terminated in the event of its assignment. In anticipation of the Old Mutual Transaction, the Board approved continuation of the advisory services under an interim investment advisory agreement between the Fund and CAMCO subject to further ratification by shareholders of the Fund. In addition, in anticipation of the CAMCO Transaction, the Board approved continuation of the advisory services under the Second Interim Agreement subject to further ratification by shareholders of the Fund. Compensation earned by CAMCO between the termination of the Advisory Contract and shareholder ratification of the interim investment advisory agreements is held in an interest-bearing escrow account for a period of up to 150 days from the termination of the Advisory Contract and First Interim Agreement. If shareholders ratify the proposed interim advisory agreements, the amount held in the escrow account, plus interest, will be paid to CAMCO. If shareholders do not ratify the interim investment advisory agreements, CAMCO will be paid the lesser of the costs incurred in performing its services under the interim agreement or the total amount in the escrow account, plus interest earned. The Board has also approved a new advisory agreement between the Fund and CAMCO If shareholders do not approve the new investment advisory agreement with CAMCO, the Board of Trustees will take such further action as they deem to be in the best interests of shareholders of the Fund. Forms of the interim investment advisory agreements and new investment advisory agreement are attached to this proxy statement as Exhibits A and B. Except for the time periods covered by the agreements, the interim and new investment advisory agreements are identical in all material respects to the Fund's Advisory Contract. In addition, the Fund's advisory fee rate is unchanged.

Old Mutual Acquisition of UAM

     On June 16, 2000, Old Mutual, a public limited company based in the United Kingdom, OM Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Old Mutual ("OMAC") and UAM entered into an Agreement and Plan of Merger for Old Mutual to acquire UAM for $25 per share ("Offer Price") in cash through a tender offer and merger (the "Old Mutual Transaction"). The Old Mutual Transaction valued the equity of UAM at approximately $1.46 billion. The Old Mutual Transaction was consummated on September 26, 2000.

     The Old Mutual Transaction was subject to a number of conditions, including (but not limited to): (i) tender by holders of a majority of UAM's outstanding shares; (ii) the absence of any legal restraint or prohibition preventing the Old Mutual Transaction; (iii) expiration of any waiting period required by antitrust laws; and (iv) approval of the Old Mutual Transaction by fund and non-fund clients representing specified percentages of UAM. Following completion of the tender offer, OMAC was merged with and into UAM and each UAM share outstanding (other than certain dissenting shareholders) was converted into the right to receive the tender offer price, as adjusted, or any greater amount per share paid pursuant to the tender offer.

     Old Mutual is a United Kingdom-based financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. UAM has approximately $188 billion in assets under management in institutional and individual private accounts and mutual funds. The acquisition of UAM will increase Old Mutual's assets under management to approximately $275 billion.

     Pursuant to the Old Mutual Transaction Agreement, all options to purchase shares of UAM ("Shares") granted to employees and directors of UAM vested. The Old Mutual Transaction Agreement provided that, except as otherwise agreed by Old Mutual and the option holder, all such options that were outstanding immediately before the effective time of the Old Mutual Transaction would be canceled in exchange for a cash payment by UAM equal to the number of Shares subject to the option times the excess, if any, of the Offer Price over the exercise price per Share of the option, less applicable withholding taxes. Mr. Orr, a Trustee of the Trust, held options (with an exercise price of $18.56 per share) representing 1,000,000 shares of UAM, which resulted in payments of approximately $6.44 million at the closing of the Old Mutual Transaction.

     The Old Mutual Transaction constituted a "change of control" for purposes of the change-of-control employment agreements that UAM entered into with certain senior officers of UAM, including Mr. Orr. The agreements provide generally that the officer's terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the two-year period after the change of control. If UAM terminates the executive's employment (other than for cause, death or disability), or (in certain circumstances) the officer terminates his or her employment for any reason during the 30-day period following the first anniversary of the change of control, the officer is generally entitled to receive a multiple of the officer's annual base salary and annual bonus and UAM contributions made to the officer's defined co ntribution plan accounts for the most recent plan year, and continued welfare benefits for a number of years equal to the same multiple. The multiple for Mr. Orr is three (3). In addition, the employment agreements provide that certain officers are entitled to receive payment in an amount sufficient to make the officers whole for any excise tax excess parachute payments imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, provided such parachute payments exceed 110% of the maximum amount that could be paid without incurring any excise tax on the excess parachute payment, in which case the parachute payments would be reduced to prevent the imposition of the excise tax. Certain agreements provide for a reduction in payments if necessary to prevent imposition of the excise tax. All amounts were paid in full to Mr. Orr pursuant to the agreements described above upon the change in control. In addition, under the deferred compensation plan and the stock option deferral plan, all benefits became immediately payable upon approval of the Agreement by UAM's Board of Directors.

Acquisition of CAMCO

     In early December, 2000, certain senior members of CAMCO announced that they had conditionally agreed to acquire CAMCO from Old Mutual. On December 31, 2000, CAMCO Transaction was consummated. As a result of the Transaction, CAMCO is owned entirely by certain officers of CAMCO and not by Old Mutual/UAM. Other than this change of ownership the operations of CAMCO and day to day management of the Fund remain unchanged.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as the investment adviser to the Fund) to a registered investment company, and the affiliates of such adviser (such as UAM), may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     Consistent with the first condition of Section 15(f), Old Mutual and UAM and Old Mutual and CAMCO have agreed in the transaction agreements that, for a period of three years after the closing of the Old Mutual Transaction and the CAMCO Transaction, they will not take or recommend any action that would cause more than 25% of the trustees to be interested persons of the entity acting as the Fund's investment adviser.

     With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

     In the Agreement, Old Mutual and UAM and Old Mutual and CAMCO have agreed not to take or recommend any action that would constitute an unfair burden on the Fund within the meaning of Section 15(f).

Description of the Investment Advisory Agreement

     Pursuant to the Fund's proposed interim and new investment advisory agreements, CAMCO will continue to act as its investment adviser.

     The Fund's Advisory Contract and proposed investment advisory agreements require CAMCO to

     .    Manage the investment and reinvestment of the Fund's assets;

     . Continuously review, supervise and administer the investment program of the Fund; and

     . Determine what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     CAMCO is also required to render regular reports to the Fund's officers and Board concerning CAMCO's discharge of its responsibilities.

     The Advisory Contract and proposed investment advisory agreements also authorize CAMCO to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct CAMCO to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if CAMCO determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or CAMCO's overall responsibilities with respect to the Fund.

     The Advisory Contract and the proposed investment advisory agreements of the Fund obligate CAMCO to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. Under the terms of the Advisory Contract and the proposed investment advisory agreements, CAMCO has agreed to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided herein.

     The Fund's Advisory Contract and proposed investment advisory agreements, except as stated below, provide that CAMCO shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from CAMCO's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of fiduciary duty with respect to compensation of services.

Information on Investment Advisory Fees and Annual Expense Limitation

     The Fund currently pays CAMCO an annual advisory fee at the rate of 0.625% of the Fund's average daily net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the Fund to 1.25% of the Fund's average daily net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During the last fiscal year, the Fund paid CAMCO $226,918, excluding fee waivers. After giving effect to the adviser's fee waiver, the Fund paid $172,108 in advisory fees during its most recent fiscal year.

The name, address and principal occupation of the principal executive officer and each director of CAMCO:

     Principal Executive Officer
     Jon F. Holsteen, Chairman

     Directors
     Jon F. Holsteen, Chairman
     William W. Zimmer, President
     Donna L. Minnich, Secretary and Treasurer

The address for each of the persons listed above is c/o Chicago Asset Management Company, 70 West Madison Street, 56th Floor, Chicago, IL 60602.

Recommendation of Trustees

     On August 4, 2000, representatives of UAM advised the independent trustees that UAM had entered into the Old Mutual Agreement. At that time, representatives of UAM described the general terms of the proposed Old Mutual Transaction and the perceived benefits for the UAM organization and for its investment advisory clients. The independent trustees discussed the Old Mutual Transaction with representatives of UAM. They were assisted in their review of this information by their independent legal counsel. On December 14, 2000, representatives of UAM advised the independent trustees that certain officers of CAMCO would be purchasing CAMCO from Old Mutual before January 1, 2001. In addition, the general terms of the CAMCO Transaction and the perceived benefits for Fund shareholders were discussed with the Board. The independent trustees discussed the CAMCO Transaction with representatives of UAM and CAMCO. They were assisted in their review of this information by their independent legal counsel.

     On August 4, 2000, the Board, including a majority of the independent trustees, voted to approve the First Interim Agreement and new investment advisory agreement with CAMCO and to recommend its approval to shareholders. On December 14, 2000, the Board, including a majority of the independent trustees, voted to approve the Second Interim Agreement and a new investment advisory agreement with CAMCO and to recommend its approval to shareholders.

   The Trustees Unanimously Recommend That Shareholders Of The Fund Vote To
                         Approve Proposals 3, 4 and 5.

ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

     UAM Fund Services, Inc. serves as the Fund's administrator, UAM Fund Distributors, Inc. serves as the Fund's principal underwriter and UAM Shareholder Services Center, Inc. serves as the Fund's sub-shareholder servicing agent. UAM Fund Services, Inc., UAM Shareholder Services Center, Inc. and UAM Fund Distributors, Inc. are affiliates of UAM. UAM Fund Services, Inc. and UAM Fund Distributors, Inc, are located at 211 Congress Street, 4/th/ Floor, Boston, Massachusetts 02110 and UAM Shareholder Services, Inc. is located at 825 Duportail Road, Wayne, Pennsylvania 19087.

     . During its last fiscal year, the Fund paid to UAM Funds Services, Inc. $118,870 for services rendered as administrator;

     . During its last fiscal year, the Fund paid to UAM Shareholder Services Center, Inc. $6,928 for services rendered as sub-shareholder servicing agent;

     .    As of December 21, 2000 the Fund's net assets were $63,373,298.18.

     The Fund does not pay UAM Fund Distributors, Inc. for its services as principal underwriter to the Fund.

Payment of Expenses

     CAMCO or UAM will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all solicitations, including telephone or internet voting.

Beneficial Ownership of Shares

     The following table contains information about the beneficial ownership by shareholders of five percent or more of the Fund's outstanding Shares as of December 21, 2000. On that date, the existing nominees and officers of the Funds, together as a group, "beneficially owned" less than one percent of the Fund's outstanding Shares.


                                                          Percentage of Shares
          Name and Address of Shareholder                 Owned
          ---------------------------------------------------------------------
          UMB Bank NA CUST                                     44.50%*
          FBO IBC Retirement Income Plan
          928 Grand Blvd.
          Kansas City, MO 64106-2008
          ---------------------------------------------------------------------
          UMBSC & Co                                           13.35%*
          FBO Interstate Brands
          Moderate Growth
          PO Box 419175
          Kansas City, MO 64141-6175
          ---------------------------------------------------------------------
          UMBSC & Co                                           12.26%*
          FBO Interstate Brands
          Conservative Growth
          PO Box 419175
          Kansas City, MO 64141-6175
          ---------------------------------------------------------------------
          UMBSC & Co                                           10.63%*
          FBO Interstate Brands
          Aggressive Growth
          PO Box 419175
          Kansas City, MO 64141-6175
          ---------------------------------------------------------------------

          *Denotes shares held by a trustee or fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

As of December 21, 2000 the Fund had 4,952,053 shares outstanding.

The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the Fund by the existing trustees of the Trust, and/or on the records of the Trust's transfer agent.

Annual and Semi-Annual Reports to Shareholders

For a free copy of the Fund's most recent annual report (and most recent semi-annual report succeeding the annual report, if any) shareholders of the Fund may call 1-877-826-5465 or write to the Trust at PO Box 219081, Kansas City, MO 64121.

Other Business

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the Fund. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations.

 The Trustees, Including the Independent Trustees, Recommend Approval of each Proposal. Any Unmarked Proxies without Instructions to the Contrary will be
                 Voted in Favor of Approval of the Proposals.

UAM Funds
825 Duportail Road
Wayne, Pennsylvania  19087

                                UAM FUNDS TRUST
              CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                     MEETING OF SHAREHOLDERS TO BE HELD ON
                               JANUARY 26, 2001


The undersigned hereby appoints Gary L. French and Linda T. Gibson and each of them, as attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned, all shares of the Chicago Asset Management Value/Contrarian Portfolio (the "Fund"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110 on January 26, 2001, at 9:00 a.m. Eastern time and any adjournment thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof.
The undersigned hereby revokes any proxy previously given.

-To vote by mail, sign below exactly as your name appears above and return the proxy card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

__________________________________

------------------------------------------------------------------------------------------------------------
Vote On Proposals                                                       For        Against        Abstain
------------------------------------------------------------------------------------------------------------
                                                                        [_]          [_]            [_]
1.    To approve the proposed change of the investment
      objective of the Fund from fundamental to non-fundamental
      (see page 3 of the proxy statement)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
2.    To approve the proposed changes to the Fund's fundamental
      investment restrictions (see pages 4 to 9 of the proxy
      statement)
------------------------------------------------------------------------------------------------------------
2A    Diversification of investments                                    [_]          [_]            [_]
------------------------------------------------------------------------------------------------------------
2B    Borrowing                                                         [_]          [_]            [_]
------------------------------------------------------------------------------------------------------------
2C    Issuing of senior securities                                      [_]          [_]            [_]
------------------------------------------------------------------------------------------------------------
2D    Underwriting                                                      [_]          [_]            [_]
------------------------------------------------------------------------------------------------------------
2E    Industry concentration                                            [_]          [_]            [_]
------------------------------------------------------------------------------------------------------------
2F    Investment in real estate                                         [_]          [_]            [_]
------------------------------------------------------------------------------------------------------------
2G    Commodities                                                       [_]          [_]            [_]
------------------------------------------------------------------------------------------------------------
2H    Lending                                                           [_]          [_]            [_]
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
3.    To ratify an interim advisory agreement implemented as a          [_]          [_]            [_]
      result of the Old Mutual Transaction (see pages 9 to 15 of the proxy statement)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
4.    To ratify an interim advisory agreement implemented as a          [_]          [_]            [_]
      result of the CAMCO Transaction (see pages 9 to 15 of the
      proxy statement)

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
5.    To approve an Investment Advisory Agreement between the           [_]          [_]            [_]
      Fund and its investment adviser (see pages 9 to 15 of the
      proxy statement)
------------------------------------------------------------------------------------------------------------

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Note: Please sign exactly as your name appears in this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

--------------------------------------------------------------------------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]            Date               Signature (Joint Owners)                Date
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                      -2-